UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
  CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): August 18, 2025
 WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd. Virginia Beach, VA	23452
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (757) 627-9088
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WHLR	Nasdaq Capital Market
Series B Convertible Preferred Stock	WHLRP	Nasdaq Capital Market
Series D Cumulative Convertible Preferred Stock	WHLRD	Nasdaq Capital Market
7.00% Subordinated Convertible Notes due 2031	WHLRL	Nasdaq Capital Market

Item 3.02 Unregistered Sales of Equity Securities

On August 18, 2025, Wheeler Real Estate Investment Trust, Inc. (the “Company”) agreed to issue an aggregate amount of 252,000 shares of its common stock, $0.01 par value per share (the “Common Stock”), to two unaffiliated holders of the Company’s securities (together, the “August 18 Investors”) in separate exchanges for an aggregate amount of 14,000 shares of the Company’s Series D Cumulative Convertible Preferred Stock (the “Series D Preferred Stock”) and 14,000 shares of the Company's Series B Convertible Preferred Stock (the “Series B Preferred Stock” and, together with the Series D Preferred Stock, the “Preferred Stock”). Each transaction involved the issuance of eighteen shares of Common Stock in exchange for one share of Series B Preferred Stock and one share of Series D Preferred Stock. The settlement of the transactions occurred on August 18 and 19, 2025.

On August 19, 2025, the Company agreed to issue an aggregate amount of 380,000 shares of Common Stock to two unaffiliated holders of the Company’s securities (together, the “August 19 Investors”) in separate exchanges for an aggregate amount of 20,000 shares of the Series D Preferred Stock and 20,000 shares of the Series B Preferred Stock. Each transaction involved the issuance of nineteen shares of Common Stock in exchange for one share of Series B Preferred Stock and one share of Series D Preferred Stock. The settlement of the transactions occurred on August 19 and 20, 2025.

The Company did not receive any cash proceeds in these transactions, and the shares of the Preferred Stock exchanged have been retired and cancelled.

The Company issued the Common Stock to the August 18 Investors and the August 19 Investors (together, the “Investors”) in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), contained in Section 3(a)(9) of the Securities Act on the basis that the issuance of the Common Stock to the Investors constituted an exchange with existing holders of the Company’s securities, and no commission or other remuneration was paid or given directly or indirectly for soliciting such transactions.

This Current Report on Form 8-K does not constitute an offer to exchange any securities of the Company for the Common Stock, the Series D Preferred Stock, the Series B Preferred Stock or other securities of the Company.

Item 5.07. Submission of Matters to a Vote of Security Holders

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on August 20, 2025. The voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting are set forth below:

Proposal 1: Election of Directors

Each nominee for director was elected, and the voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
E.J. Borrack	555,966	8,415	173,924
Robert G. Brady	555,965	8,416	173,924
Kerry G. Campbell	556,139	8,242	173,924
Stefani D. Carter	556,455	7,926	173,924
Gregory P. Hannon	556,485	7,896	173,924
Rebecca Musser	556,610	7,771	173,924
Megan Parisi	556,480	7,901	173,924
Joseph D. Stilwell	556,008	8,373	173,924

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders approved the ratification of the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, and the voting results were as follows:

Votes For	Votes Against	Abstentions
710,982	15,414	11,909

Proposal 3: Authorize the Board of Directors to Effect a Reverse Stock Split of the Company's Common Stock from August 21, 2025 through August 31, 2025

The Company’s stockholders authorized the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from August 21, 2025 through August 31, 2025, pursuant to an amendment to the Company’s charter, and the voting results were as follows:

Votes For	Votes Against	Abstentions
684,794	51,575	1,936

Proposal 4: Authorize the Board of Directors to Effect a Reverse Stock Split of the Company's Common Stock from September 1, 2025 through September 30, 2025

The Company’s stockholders authorized the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from September 1, 2025 through September 30, 2025, pursuant to an amendment to the Company’s charter, and the voting results were as follows:

Votes For	Votes Against	Abstentions
685,376	50,327	2,602

Proposal 5: Authorize the Board of Directors to Effect a Reverse Stock Split of the Company's Common Stock from October 1, 2025 through October 31, 2025

The Company’s stockholders authorized the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from October 1, 2025 through October 31, 2025, pursuant to an amendment to the Company’s charter, and the voting results were as follows:

Votes For	Votes Against	Abstentions
686,594	49,759	1,952

Proposal 6: Authorize the Board of Directors to Effect a Reverse Stock Split of the Company's Common Stock from November 1, 2025 through November 30, 2025

The Company’s stockholders authorized the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from November 1, 2025 through November 30, 2025, pursuant to an amendment to the Company’s charter, and the voting results were as follows:

Votes For	Votes Against	Abstentions
685,423	50,931	1,951

Proposal 7: Authorize the Board of Directors to Effect a Reverse Stock Split of the Company's Common Stock from December 1, 2025 through December 31, 2025

The Company’s stockholders authorized the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from December 1, 2025 through December 31, 2025, pursuant to an amendment to the Company’s charter, and the voting results were as follows:

Votes For	Votes Against	Abstentions
685,607	50,746	1,952

Proposal 8: Authorize the Board of Directors to Effect a Reverse Stock Split of the Company's Common Stock from January 1, 2026 through January 31, 2026

The Company’s stockholders authorized the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from January 1, 2026 through January 31, 2026, pursuant to an amendment to the Company’s charter, and the voting results were as follows:

Votes For	Votes Against	Abstentions
685,423	50,931	1,951

Proposal 9: Authorize the Board of Directors to Effect a Reverse Stock Split of the Company's Common Stock from February 1, 2026 through February 28, 2026

The Company’s stockholders authorized the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from February 1, 2026 through February 28, 2026, pursuant to an amendment to the Company’s charter, and the voting results were as follows:

Votes For	Votes Against	Abstentions
684,757	50,931	2,617

Proposal 10: Authorize the Board of Directors to Effect a Reverse Stock Split of the Company's Common Stock from March 1, 2026 through March 31, 2026

The Company’s stockholders authorized the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from March 1, 2026 through March 31, 2026, pursuant to an amendment to the Company’s charter, and the voting results were as follows:

Votes For	Votes Against	Abstentions
684,757	51,597	1,951

Proposal 11: Authorize the Board of Directors to Effect a Reverse Stock Split of the Company's Common Stock from April 1, 2026 through April 30, 2026

The Company’s stockholders authorized the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from April 1, 2026 through April 30, 2026, pursuant to an amendment to the Company’s charter, and the voting results were as follows:

Votes For	Votes Against	Abstentions
684,494	51,860	1,951

Proposal 12: Authorize the Board of Directors to Effect a Reverse Stock Split of the Company's Common Stock from May 1, 2026 through May 31, 2026

The Company’s stockholders authorized the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from May 1, 2026 through May 31, 2026, pursuant to an amendment to the Company’s charter, and the voting results were as follows:

Votes For	Votes Against	Abstentions
684,494	51,194	2,617

Proposal 13: Authorize the Board of Directors to Effect a Reverse Stock Split of the Company's Common Stock from June 1, 2026 through June 30, 2026

The Company’s stockholders authorized the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from June 1, 2026 through June 30, 2026, pursuant to an amendment to the Company’s charter, and the voting results were as follows:

Votes For	Votes Against	Abstentions
684,493	51,194	2,618

Proposal 14: Authorize the Board of Directors to Effect a Reverse Stock Split of the Company's Common Stock from July 1, 2026 through July 31, 2026

The Company’s stockholders authorized the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from July 1, 2026 through July 31, 2026, pursuant to an amendment to the Company’s charter, and the voting results were as follows:

Votes For	Votes Against	Abstentions
684,493	51,860	1,952

Proposal 15: Authorize the Board of Directors to Effect a Reverse Stock Split of the Company's Common Stock from August 1, 2026 through August 31, 2026

The Company’s stockholders authorized the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from August 1, 2026 through August 31, 2026, pursuant to an amendment to the Company’s charter, and the voting results were as follows:

Votes For	Votes Against	Abstentions
684,131	51,300	2,874

Proposal 16: Authorize the Board of Directors to Effect a Reverse Stock Split of the Company's Common Stock from September 1, 2026 through September 30, 2026

The Company’s stockholders authorized the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from September 1, 2026 through September 30, 2026, pursuant to an amendment to the Company’s charter, and the voting results were as follows:

Votes For	Votes Against	Abstentions
683,570	51,860	2,875

Proposal 17: Authorize the Board of Directors to Effect a Reverse Stock Split of the Company's Common Stock from October 1, 2026 through October 31, 2026

The Company’s stockholders authorized the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from October 1, 2026 through October 31, 2026, pursuant to an amendment to the Company’s charter, and the voting results were as follows:

Votes For	Votes Against	Abstentions
685,706	49,725	2,874

Proposal 18: Authorize the Board of Directors to Effect a Reverse Stock Split of the Company's Common Stock from November 1, 2026 through November 30, 2026

The Company’s stockholders authorized the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from November 1, 2026 through November 30, 2026, pursuant to an amendment to the Company’s charter, and the voting results were as follows:

Votes For	Votes Against	Abstentions
683,564	51,867	2,874

Proposal 19: Authorize the Board of Directors to Effect a Reverse Stock Split of the Company's Common Stock from December 1, 2026 through December 31, 2026

The Company’s stockholders authorized the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from December 1, 2026 through December 31, 2026, pursuant to an amendment to the Company’s charter, and the voting results were as follows:

Votes For	Votes Against	Abstentions
683,464	51,565	3,276

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ M. Andrew Franklin
Name: M. Andrew Franklin
Title: Chief Executive Officer and President

Dated: August 20, 2025